UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023 (December 5, 2023)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 S Rogers Circle, Suite 3, Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 5, 2023, the Company received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the Nasdaq stockholders’ equity requirement of $2,500,000 for continued listing on The Nasdaq Capital Market as set forth in Listing Rule 5550(b)(1) (the “Equity Rule”), given that the Company’s Form 10-Q for the period ended September 30, 2023 evidenced stockholders’ equity of $951,836. As previously disclosed, the Company is subject to a mandatory panel monitor until June 7, 2024, which requires the staff of Nasdaq to issue a delist determination letter in the event that the Company fails to maintain compliance with any continued listing requirements. Accordingly, the Company will not be able to submit a plan of compliance and possibly receive the 180-day grace period that could be afforded to Nasdaq listed companies to regain compliance with the Equity Rule. Instead, the staff of Nasdaq has determined to delist the Company’s securities from Nasdaq unless the Company requests an appeal of the determination. Based on the foregoing, the Company intends to timely request a hearing before a Nasdaq hearings panel.

The hearing request will stay the delisting pending the conclusion of the hearings process. At the hearing, the Company intends to present its plan for regaining compliance with the Equity Rule and to request a further extension so that it may complete the execution of its plan. Although the Company believes its plan will be sufficient to enable it to regain compliance, no assurance can be provided that Nasdaq will ultimately accept the Company’s plan or that the Company will ultimately regain compliance with the Equity Rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	SMART FOR LIFE, INC.

/s/ Darren C. Minton
	Name:	Darren C. Minton
	Title:	Chief Executive Officer

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